UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

On June 15, 2012, Accentia Biopharmaceuticals, Inc. (the “Company”) sold an aggregate of 1,071,432 units (“Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share, and warrants to purchase one-half of one share of the Company’s common stock, to certain purchasers for an aggregate purchase price of $225,000 (or $0.21 per Unit). This sale was made pursuant to subscription agreements, dated June 15, 2012, between the Company and the purchasers (the “Subscription Agreements”), and the warrants included in the Units are evidenced by Common Stock Purchase Warrants (the “Warrants”).

Under the terms of the Subscription Agreements, the Company has agreed to use its best efforts to file, within forty-five (45) calendar days following the closing of the purchase, a resale registration statement covering the shares of common stock underlying the Units and the shares of common stock issuable upon exercise of the Warrants.

The Warrants gives the purchasers the right to purchase an aggregate of up to 535,716 shares of the Company’s common stock at an exercise price of $0.28 per share (subject to adjustment for stock splits, stock dividends, certain other distributions, and the like). The Warrants are immediately exercisable and will expire on June 15, 2017.

The foregoing does not purport to be a complete description of the Subscription Agreements or the Warrants, and is qualified in its entirety by reference to the full text of such documents, which are attached hereto as exhibits to this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The offer and sale of securities in the private placement described in Item 1.01 of this Current Report on Form 8-K were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 thereunder. Such offer and sale were made to [insert number] “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Investor regarding the Company or the securities offered.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of the exhibits that are included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

	By:	/s/ Samuel S. Duffey
Samuel S. Duffey, Esq.
Chief Executive Officer, President and General Counsel

Date: June 21, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated June 15, 2012

10.2	Form of Common Stock Purchase Warrant, dated June 15, 2012